Exhibit 99.8

A New Leader in A&D Merger of ATK Aerospace & Defense and Orbital Sciences Corporation April 29, 2014

Forward-Looking Statement Cautionary Statement Regarding Forward-Looking Statements Certain statements in this communication regarding the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s stockholders and Orbital will merge with a subsidiary of ATK with Orbital surviving the merger as a wholly-owned subsidiary of ATK (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for Sporting and the ATK/Orbital combined company (the “Combined Company”) and products and any other statements regarding Sporting’s, ATK’s, Orbital’s, and the Combined Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both ATK’s stockholders and Orbital’s stockholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the ATK Aerospace & Defense (“ATK A&D”); the integration of Orbital’s operations with those of ATK A&D being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; Sporting’s, ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; Sporting’s, ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; reduction or change in demand for commercial ammunition, firearms or accessories, including the risk that placed orders exceed actual customer requirements; risks associated with expansion into commercial markets; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Sporting, ATK or Orbital to adverse consequences; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Sporting, ATK and Orbital, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Sporting’s, ATK’s or Orbital’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Sporting, ATK or Orbital to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in ATK and Orbital’s filings with the Securities and Exchange Commission (the “SEC”), including ATK and Orbital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. ATK and Orbital assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Additional Information and Where to Find It In connection with the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s stockholders and Orbital will merge with a subsidiary of ATK, with Orbital surviving the merger as a wholly-owned subsidiary of ATK, ATK and Orbital intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK. In addition, Sporting, a subsidiary of ATK, intends to file a registration statement on Form 10 or S-1 that will constitute a prospectus of Sporting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, SPORTING AND THE PROPOSED TRANSACTION. The joint proxy statement and registration statements/prospectuses and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528. Participants in Solicitation This communication is not a solicitation of a proxy from any investor or securityholder. However, ATK, Orbital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Stockholders filed with the SEC on June 14, 2013. Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available. Non-Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Transaction Overview Structure and Consideration ATK’s Sporting group to be distributed to ATK shareholders in a tax-free spin-off transaction Spin-off will be immediately followed by a tax-free, all-stock merger-of-equals between remaining Aerospace & Defense groups (“ATK A&D”) and Orbital Sciences (“Orbital”) Transaction structured as a Morris Trust Merged Company Company Name: Orbital ATK; Listing: NYSE ticker: OA Headquarters: Dulles, VA (current Orbital headquarters) Ownership/Capital Structure ATK shareholders: Approximately 53.8% Orbital shareholders: Approximately 46.2% Approximately $1.4B in Net Debt anticipated at closing Board of Directors General Ronald Fogleman, USAF (Ret.), Non-Executive Chairman Board composition of 16 directors with 9 from Orbital and 7 from ATK Management CEO: David Thompson, current Orbital Chairman, President and Chief Executive Officer COO: Blake Larson, current ATK Senior Vice President and President of Aerospace Group CFO: Garrett Pierce, current Orbital Vice Chairman and Chief Financial Officer Conditions and Expected Closing Expected to close by the end of calendar year 2014 Subject to customary closing conditions including regulatory approvals and the approval of each of ATK’s and Orbital’s shareholders ATK and Orbital will continue to operate separately until the transaction closes

Overview of ATK A&D

Aerospace

- Leader in space propulsion and key supplier of defense, space and commercial aerospace solutions
  - NASA space exploration
  - Strategic and missile defense propulsion
  - Commercial space
  - Composite aerostructures
  - Spacecraft components and small satellites

LTM 12/31/13 Sales:	$1.3B
LTM 12/31/13 EBIT Margin*:	~11%

Defense

- Global leader in armaments and key supplier of missile components and systems
  - Small-, medium- and large-caliber ammunition
  - Advanced weapons
  - Medium-caliber gun systems
  - Missile systems, sub-systems and components
  - Advanced propulsion and controls
  - Defense electronics and mission aircraft integration

LTM 12/31/13 Sales:	$1.9B
LTM 12/31/13 EBIT Margin*:	~12%



Commercial Aerospace



Satellites, Satellite Components & Subsystems



Small-, Med-, Large-Caliber Ammunition



Precision-Guided Munitions, Fuzing, Warheads



Human Space Exploration



Satellite & Strategic Launch



Strike Weapons & Missile Warning Systems



Facility Management

* All figures are unaudited. EBIT Margin excludes approximately $20M of ATK unallocated corporate EBIT.

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Overview of Orbital Overview  Develops and manufactures small- and medium-class rockets and space systems Operates through three segments: Satellites & Space Systems: Develops and produces communications satellites for commercial customers around the world; science, technology and environmental spacecraft primarily for U.S. civil government agencies, and deep space exploration spacecraft for NASA. Vehicles: Develops Launch produces small- medium-class space launch vehicles that place satellites into orbit; interceptor and target launch vehicles for missile defense applications, and smaller suborbital research rockets for scientific missions. Advanced Space Programs: Develops and produces human-rated space systems to be used in Earth orbit, planetary, and other exploration space missions; advanced flight systems using newly developed technologies; spacecraft for U.S. national security space missions Over 1,050 satellites and launch vehicles built or on contract for customers 215 Satellites and Space Systems 179 Space and Strategic Launch Vehicles 661 Target Vehicles and Research Rockets Revenues by Customer Type Commercial & International Satellite Operators Department of Defense & Intelligence Agencies NASA, Other Civilian Agencies & Universities FY 2013A Sales $1.4B FY 2013A EBIT Margin ~8% Representative Customers iridium Boeing JPL DIRECTV NASA INTELSAT Source: Orbital Filings & Management

Rationale: A Unique Combination Unique combination brings together two of the Aerospace and Defense industry’s most innovative developers and cost-efficient manufacturers who have worked closely together for over 25 years Synergy Opportunities: Increased competitiveness on government contracts Combined capabilities in satellite and launch vehicle systems increases ability to compete on broader set of opportunities Strengthened customer relationships and reach Enhanced cost effectiveness Value Creation: More diverse portfolio of products Accelerated technological innovation Improved economics

Orbital ATK Business Overview COMBINED OVERVIEW Sales- $4.5B EBIT Margin - ~10% Net Debt at closing - ~ $1.4B EBITDA*- $585M Strong Free Cash Flow and Solid Balance Sheet SALES BY SEGMENT Aerospace  Defense  SALES BY CUSTOMER International & Commercial U.S. Gov’t All figures are unaudited . LTM 12/31/13 for ATK Aerospace & Defense Groups and as reported 12/31/13 Orbital results. * Non GAAP measure see reconciliation table

Orbital ATK Overview : Aerospace

Combined Sales - $2.6B

Combined EBIT Margin - ~10%

A leader in small & medium class satellites and launch vehicles

Key supplier in highly engineered composite structures








A350

- Integrated launch vehicle systems
- Integrated satellite systems
- Propulsion for space exploration, commercial launch vehicles, strategic and missile defense
- Composite structures for military and commercial aircraft
- Satellite components and subsystems
- Space engineering services

Leader in launch vehicle systems and services, integrated satellite systems, space propulsion, and a key supplier of space, defense and commercial aerospace solutions

All figures are unaudited. LTM 12/31/13 for ATK Aerospace & as reported 12/31/13 Orbital results. EBIT Margin excludes approximately $20M of ATK unallocated corporate EBIT.

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Orbital ATK Overview : Defense Sales - $1.9B EBIT Margin* - ~12% World’s largest producer of ammunition International capabilities expanding Small / medium / large-caliber ammunition Missile warning and hostile fire detection Precision-guided munitions Propulsion, advanced fuzing and warheads Medium-caliber gun systems Defense facility management Weaponized ISR special mission aircraft Industry leader in ammunition, precision and strike weapons, missile warning solutions, and tactical rocket motors across air, sea and land-based systems All figures are unaudited . LTM 12/31/13 for ATK Defense . EBIT Margin excludes approximately $20M of unallocated ATK corporate EBIT

Anticipated Synergies for Orbital ATK Integration efforts focused on a centralized management approach and cross-functional integration team to maximize deal value Focused integration strategy will allow Orbital ATK to leverage respective strengths and capabilities of two leading organizations; optimizing key activities across the business while minimizing disruption Cost Synergies* Combination expected to generate pre-tax cost synergies of ~$70 - $100M Partial synergies expected to be achieved in 2015, fully realized synergies expected by end of 2016 Three core buckets: Elimination of duplicate public company costs Economies of scale Additional operational streamlining Revenue Synergies* Combination expected to generate ~$100M - $200M in revenue synergies Improved product offerings Improved competitiveness Strengthened customer relationships * Once fully realized, after accounting for the impact of cost-type government programs, cost and revenue synergies are expected to result in annual EBIT improvement of between $40-65 million

Combined Resources Available Over 13,000 employees dedicated to Aerospace and Defense business 4,300 Engineers and Scientists 7,450 Manufacturing and Operations Specialists 1,400 Management and Administration personnel Facilities in 17 states with 19.6M Sq.ft. of R&D, manufacturing, test, operations and office space 6.1 million owned 5.4 million leased 8.1 million U.S. Government own

Experienced and Proven Leadership Experienced and proven leadership Gen. Ronald Fogleman, USAF (Ret.) Non-Executive Chairman General Fogleman serves as non-executive chairman of ATK’s board of directors. He is President of B Bar J Cattle and Consulting Co., a consulting firm, and is a director of AAR Corp. From 2007 to 2009, he was a director of Alpha Security Group Corp. David Thompson Chief Executive Officer Mr. Thompson is Chairman, President and Chief Executive Officer of Orbital, a company he co-founded in 1982. Before co-founding Orbital, Mr. Thompson was special assistant to the president of Hughes Aircraft Company’s Missile Systems Group and was a project manager and engineer on advanced rocket engines at NASA’s Marshall Space Flight Center. Blake Larson Chief Operating Officer Mr. Larson is Senior Vice President and President of ATK’s Aerospace Group. Mr. Larson previously served as Executive Vice President of ATK Space Systems and ATK Mission Systems; Senior Vice President of ATK Advanced Propulsion and Space Systems Group; and Vice President and General Manager of ATK Composites. Garrett Pierce Chief Financial Officer Mr. Pierce joined Orbital in August 2000 as Executive Vice President and Chief Financial Officer. In August 2002, his position was elevated to Vice Chairman and Chief Financial Officer. He is also a member of the Board of Directors. Prior to joining Orbital, Mr. Pierce served as Executive Vice President and Chief Financial Officer/Chief Administrative Officer for Sensormatic Electronics Corporation. Source: Public filings.

Orbital ATK Capital Structure Well-positioned to grow and de-lever Total net debt of approximately $1.4B at closing Estimated shares outstanding of 60M Leverage ratio in line with A&D peers Significant free cash flow generation from: CRS receivable Aerostructure receivable Combination synergies Orbital ATK Capitalization ($B) Cash $0.3 Total Debt* $1.7 Net Debt $1.4 Assumes capitalization as of expected closing * Total debt assumes $1.74B of existing ATK debt and assumes existing Orbital debt is retired

Key Timing Summary Merger Agreement Signing Target Closing late 2014 Partial synergies expected to be achieved 2015 Full synergies expected to be realized end 2016 Unique combination building upon our existing longstanding relationship to deliver innovation, excellence and enhanced opportunities that drive shareholder value

Transaction Overview: Wiring Diagram Transaction Steps Today Separate public companies ATK focused on sporting and Aerospace Defense, Orbital focused on space ATK Shareholders ORB Shareholders ATK Orbital Sporting A&D Step 1 Spin Sporting out from ATK ATK Shareholders 100% 100% Sporting ATK Orbital A&D Step 2 Merger of Orbital with ATK Subsidiary Sporting ATK Orbital A&D Merger Sub. Merge Future Separate public companies New Sporting Co focused on sporting Orbital ATK focused on A&D (including space) ATK Shareholders ORB Shareholders 100% 53.8% 46.2% Sporting Orbital ATK ATK A&D Orbital

Non GAAP Reconciliations EBITDA EBITDA is a measure used by management to measure operating performance, defined as Income before Interest, Income taxes and non-controlling interest plus depreciation and amortization. ATK believes the inclusion of EBITDA is appropriate to provide additional information to investors about certain material non-cash items and acquired EBITDA during the period ($M) ATK A&D Trailing 12 Months 12/31/2013 (unaudited) Orbital As Reported 12/31/2013 Purchase Accounting (unaudited) Combined Orbital ATK As of 12/31/13 (unaudited) EBIT $356 $114 ($35) $435 Addback: Depreciation & Amortization 74 41 35 150 EBITDA 430 155 - 585 The financials provided above represent ATK Aerospace and Defense Segments and include corporate allocations that were based upon good faith estimates and judgments, which allocations may not necessarily be indicative of what the actual amounts would be if the Aerospace and Defense Groups were independent publicly In addition, corporate allocations may require adjustment Sporting for purposes of 16 traded companies. resulting from the audit of the Form S-1 for the Spin-off.

Thank You